                                                                    Exhibit 32.2

                                  CERTIFICATION

        In connection with the Quarterly Report of Aceto Corporation, a New York corporation (the "Company"), on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Roth, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Douglas Roth
----------------
Douglas Roth
Chief Financial Officer
May 10, 2007